UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-KA-2

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                        Date of Report: February 15, 2005
                                       -------------------


                            ICBS INTERNATIONAL CORP.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Florida                          000-27097               98-0215778
----------------------------    ------------------------      ---------------
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
   of Incorporation)                                        Identification No.)


                          980 POST ROAD EAST, 2ND FLOOR
                           WESTPORT, CONNECTICUT 06880
                    ----------------------------------------
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (203) 401-8089
                                                           ---------------

                          205 CHURCH STREET, SUITE 340
                          NEW HAVEN, CONNECTICUT 06510
          -------------------------------------------------------------
          (Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written  communications  pursuant to Rule 425 under  the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant  to  Rule  14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[  ] Pre-commencement  communications   pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement  communications  pursuant   to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On or about February 15, 2005 the Registrant submitted Form 8K/A describing an Acquisition Agreement that the Registrant entered on February 12, 2005 to acquire one hundred percent of ICBS Global Securities, Inc. a New York Corporation that is an SEC registered broker-dealer and a member of the NASD with its corporate headquarters now located in Westport, Connecticut. (hereinafter "ICBS Global"). The aggregate consideration for the acquisition was 17,909,507 newly issued common shares of the Registrant paid at closing. A copy of the Acquisition Agreement was attached as Exhibit 10 to the original form 8-K/A as filed on February 15, 2005.

Prior to the closing ICBS Global Securities was a subsidiary of Inter Canadian Business Services, Ltd., a former subsidiary of the Registrant. On February 11, 2005 the Stock Exchange Agreement dated April 22, 2004 was rescinded whereby ICBS Global Securities was returned to its former owners and ICBS Global Securities was spun off and became an independent company.

The Acquisition Agreement of ICBS Global Securities was approved by the majority of the shareholders at a special meeting held February 12, 2005 and became effective on that date. A copy of the shareholder's minutes was attached as
Exhibit 99.1 to the original form 8-K/A as filed on February 15, 2005.

Based in Westport, Connecticut, ICBS Global Securities, Inc. is an SEC registered broker-dealer that is a member of the NASD and the SIPC. The company was formed in August of 2003 and was approved by the SEC in April of 2004. ICBS Global Securities is focused on taking small to micro cap stock public in the U.S. markets and is approved to conduct investment banking and to underwrite private placements.

Item 1.02 Termination of a Material Definitive Agreement.

On February 11, 2005, the registrant rescinded the Acquisition Agreement dated September 24, 2004 whereupon Inter Canadian Business Services, Ltd. Including ICBS Global Securities, Inc. was reverse merged into ICBS International Corp. in accordance with said Acquisition Agreement, which closed on December 6, 2004. The result of the rescission was to thereby return Inter Canadian Business Services to Richard Howarth and George Tsoukas, their former owners, and return ICBS Global Securities, Inc. to Jerry Gruenbaum and Nathan Lapkin, their former owners and return the 86,153,897 newly issued shares issued to the shareholders of Inter Canadian Business Services, Ltd. and ICBS Global Securities, Inc. to the Company's Transfer Agent.

As a consequence of the above recession, Richard Howarth, CEO and Garth McIntosh, COO resigned as officers of the Registrant effective as of February 11, 2005. In addition, Richard Howarth, Garth McIntosh and George Tsoukas resign as Directors of the Registrant on February 11, 2005. A copy of the resignation letters was attached as Exhibits 17.1, 17.2, and 17.3 to the original form 8-K/A as filed on February 15, 2005.

Section 3 - Securities and Trading Markets

Item 3.03 Material Modification to Rights of Security Holders.

On February 12, 2005 at a special meeting of the shareholders, a majority of the shareholders of the registrant being present approved the conversion of the 2,000,000 Class A Special Voting Shares outstanding on a 10 for 1 reverse basis into 200,000 Common Shares of the registrant and canceled the right to issue any further Class A Special Voting Shares to take effect on February 12, 2005. A copy of the shareholder's minutes was attached as Exhibit 99.1 to the original form 8-K/A as filed on February 15, 2005.


SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01   CHANGES IN CONTROL OF REGISTRANT

On February 11, 2005, the registrant rescinded the Acquisition Agreement dated September 24, 2004 whereupon Inter Canadian Business Services, Ltd. Including ICBS Global Securities, Inc. was reverse merged into ICBS International Corp. in accordance with said Acquisition Agreement, which closed on December 6, 2004. The result of the rescission was to thereby return Inter Canadian Business Services to Richard Howarth and George Tsoukas, their former owners, and return ICBS Global Securities, Inc. to Jerry Gruenbaum and Nathan Lapkin, their former owners and return the 86,153,897 newly issued shares issued to the shareholders of Inter Canadian Business Services, Ltd. and ICBS Global Securities, Inc. to the Company's Transfer Agent.

On February 12, 2005, a change in control of the Registrant occurred in conjunction with the closing under an Acquisition Agreement dated February 12, 2005, between Registrant and ICBS Global Securities, Inc. The Acquisition Agreement consisted of a stock for stock exchange in which the Registrant acquired all of the issued and outstanding common stock of ICBS Global Securities in exchange for the issuance of 17,909,507 shares of its common stock. As a result of this transaction, ICBS Global Securities became a wholly owned subsidiary of the Registrant.

Prior to the Agreement and after the rescission of the Acquisition Agreement dated September 24, 2004 with Inter Canadian Business Services, Ltd., the Registrant had 15,407,173 shares of common stock issued and outstanding, which included the conversion of the 2,000,000 Class "A" Special Voting Shares into 200,000 shares of Common Stock. Following the closing, the registrant has 33,316,680 shares of common stock outstanding.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Richard Howarth, CEO and Director, Garth McIntosh, COO and Director and George Tsoukas, Director resigned on February 11, 2005. The new Board of Director of the Registrant consists of Jerry Gruenbaum, the registrants Chairman and Nathan Lapkin, the Registrants President and Secretary. A copy of the resignation letters was attached as Exhibits 17.1, 17.2, and 17.3 to the original form 8-K/A as filed on February 15, 2005.

The following were appointed as the new officers of the Registrant: Jerry Gruenbaum, CEO and Secretary; Nathan Lapkin, President and CFO; and Ross Haugen as Vice President of Investors' Relations.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On February 14, 2005 the Registrant filed with the State of Florida Department of State effective immediately the following resolutions approved by majority of the shareholders on February 12, 2004:

To delete the following article: "That the capital stock of the registrant to be issued in accordance with the Acquisition Agreement dated September 24, 2004 shall have no voting rights until the conditions as set forth in the Acquisition Agreement which calls for a minimum of $500,000 in cumulative profit, from January 1, 2005 to December 31, 2005 or shall obtain a minimum of $1,000,000 addition finance on or before December 31, 2005 for up to 12,000,000 additional common shares are met. In the event said conditions are not met by December 31, 2005, these newly shares are to be cancelled." A copy of the Amended Articles of Incorporation was attached as Exhibits 3 to the original form 8-K/A as filed on February 15, 2005.


SECTION 8 - OTHER EVENTS

ITEM 8.01   OTHER EVENTS

On February 11, 2005, ICBS Global Securities, Inc. was spun off from Inter Canadian Business Services, Ltd., a wholly owned subsidiary of the Registrant, whereby ICBS Global Securities, Inc. became thereafter a subsidiary of the Registrant directly.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01

On or about February 15, 2005 the Registrant submitted Form 8K/A describing an Acquisition Agreement that the Registrant entered on February 12, 2005 to acquire one hundred percent of ICBS Global.

The audited financials statements were not available at the time of the initial filing on Form 8K/A are provided in this Form 8K/A-2.

                     ICBS INTERNATIONAL CORP. AND SUBSIDIARY

                          AUDITED FINANCIAL STATEMENTS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

CONTENTS
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                  Page  7

Statement of Financial Condition                                               8

Statement of Operations                                                        9

Statement of Cash Flows                                                       10

Statement of Stockholders' Equity                                             11

Notes to Consolidated Financial statements                                    12

Supplementary Information                                                     14

Schedule I, Computation of Net Capital Under rule 15C3-1 of the
   Securities and Exchange Commission                                         15

Schedule II, Computation for Determination of Reserve Requirements
   Under Rule 15C3-3 of the Securities and Exchange Commission                16

             Report of Independent Registered Public Accounting Firm


To the Board of Directors
ICBS International Corp. and Subsidiary
Westport, CT

We have audited the accompanying statement of financial condition of ICBS International Corp. and Subsidiary as of December 31, 2004 and 2003 and the related statement of operations, stockholders' deficit, and cash flows for the year ended December 31, 2004 and for the period September 4, 2003 (inception) to December 31, 2003. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2004 and 2003 and the results of its operations, and its cash flows in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note A to the financial statements, the Company has incurred net losses of $95,510 since inception and has a negative working capital and stockholders' deficit of $92,179 at December 31, 2004, and there are existing uncertain conditions the Company faces relative to its ability to obtain capital and operate successfully. These conditions raise substantial doubt about its ability to continue as a going concern Management plans regarding those matters are also described in Note A. The financial statements do not include any adjustments that might result from the outcomes of these uncertainties.


                                                       /s/ Meyler & Company, LLC


Middletown, NJ
April 26, 2005

                     ICBS INTERNATIONAL CORP. AND SUBSIDIARY

                        STATEMENT OF FINANCIAL CONDITION


                                                                         December 31,
                                                                     --------------------
                                                                      2004          2003
                                                                     ------        ------
                                     ASSETS

Cash                                                                $     10      $     10
Marketable securities                                                 40,000        22,000
Security deposits                                                        384           384
                                                                    --------      --------

          Total Assets                                              $ 40,394      $ 22,394
                                                                    ========      ========

                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

LIABILITIES
   Accounts payable                                                 $131,121
   Federal and state income taxes payable                              1,452      $    414
                                                                    --------      --------

          Total Liabilities                                          132,573           414
                                                                    --------      --------

STOCKHOLDERS' EQUITY
   Common stock, $0.001 par value, authorized
     20,000,000 shares, issued and outstanding
     4,000,000 shares                                                                4,000
   Additional paid in capital                                                       28,637
   Retained earnings (deficit)                                                     (10,657)
   Class A special voting stock, no par value; 120,000,000
     shares authorized; none issued and outstanding
   Common stock, $0.0001 par value; 300,000,000 shares
     authorized; 33,316,702 issued and outstanding at
     December 31, 2004                                                 3,331
   Accumulated (deficit)                                             (95,510)
                                                                    --------      --------

          Total Stockholders' Deficit                                (92,179)       21,980
                                                                    --------      --------

          Total Liabilities and Stockholders' Deficit               $ 40,394      $ 22,394
                                                                    ========      ========

                 See accompanying notes to financial statements.

                     ICBS INTERNATIONAL CORP. AND SUBSIDIARY

                        STATEMENT OF FINANCIAL CONDITION

                                                                  For the Period
                                                    For the Year September 4, 2003
                                                        Ended     (Inception) to
                                                     December 31,   December 31,
                                                         2004           2003
                                                    ------------ -----------------

REVENUES - consulting                                  $ 8,000       $ 10,000

ADMINISTRATIVE EXPENSES                                  4,777          4,743
                                                       -------       --------

OPERATING  INCOME                                        3,223          5,257

OTHER INCOME ( EXPENSE)
   Net unrealized loss on marketable securities                        (7,500)
   Net realized loss on marketable securities                          (8,000)
   Net unrealized gain on marketable securities         10,000
                                                       -------       --------

          Total Other Income (Expense)                  10,000        (15,500)
                                                       -------       --------

NET INCOME (LOSS) BEFORE TAXES                          13,223        (10,243)

PROVISION FOR FEDERAL AND STATE INCOME TAXES             1,038            414
                                                       -------       --------

NET INCOME (LOSS)                                      $12,185       $(10,657)
                                                       =======       ========

                 See accompanying notes to financial statements.

                     ICBS INTERNATIONAL CORP. AND SUBSIDIARY

                             STATEMENT OF CASH FLOWS


                                                                         For the Period
                                                          For the Year  September 4, 2003
                                                              Ended      (Inception) to
                                                           December 31,   December 31,
                                                               2004          2003
                                                           -----------  -----------------

CASH FLOWS FROM OPERATING ACTIVITIES
   Net income (loss)                                        $ 12,185       $(10,657)
   Adjustments to reconcile net income (loss) to net
     cash used in operating activities:
       Unrealized gain on marketable securities              (10,000)
       Unrealized loss on marketable securities                               7,500
       Loss on sale of securities                             (8,000)
   Increase in Federal and state income taxes payable          1,038            414
                                                            --------       --------

          Net Cash Used in Operating Activities               (4,777)        (2,743)
                                                            --------       --------

CASH FLOWS FROM INVESTING ACTIVITIES
   Security deposits                                                           (384)
                                                            --------       --------

          Net Cash Used in Investing Activities                                (384)
                                                            --------       --------

CASH FLOWS FROM FINANCING ACTIVITIES
   Cash contributions from stockholders                        4,777          3,137
                                                            --------       --------

          Net Cash Provided from Financing Activities          4,777          3,137
                                                            --------       --------

INCREASE IN CASH                                                                 10

CASH BEGINNING OF PERIOD                                          10
                                                            --------       --------

CASH END OF PERIOD                                          $     10       $     10
                                                            ========       ========


SUPPLEMENTAL CASH FLOW INFORMATION:
   Value of marketable securities for services rendered     $  8,000       $ 10,000
                                                            ========       ========

   Value of marketable securities contributed by
     stockholders for issuance of common stock                             $ 29,500
                                                                           ========

   Accounts payable assumed in merger                       $131,121
                                                            ========


                 See accompanying notes to financial statements.

                     ICBS INTERNATIONAL CORP. AND SUBSIDIARY

                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY

        For the Period September 4, 2003 (Inception) to December 31, 2004


                                                                                Capital Stock
                                                           Preferred Stock         Common       Additional                Total
                                                         ------------------  ------------------   Paid-In     Retained Stockholder's
                                                          Shares    Amount    Shares     Amount   Capital     Earnings     Equity
                                                         --------  --------  ---------   ------  ---------   ----------   ----------
Issuance of common stock @$0.006 to stockholders                              4,000,000  $4,000     $25,500               $  29,500
Additional cash contributed for expenses by stockholders                                              3,137                   3,137
Net loss for the period                                                                                      $   (10,657)   (10,657)
                                                                             ----------  ------  ----------  -----------  ---------
Balance at December 31, 2003                                                  4,000,000   4,000      28,637      (10,657)    21,980
Net income for the year ended December 31, 2004                                                                   12,185      12,185
Additional cash contributed for expenses                                                              4,777                   4,777
                                                                             ----------  ------  ----------  -----------  ---------
Balance prior to reverse merger                                               4,000,000   4,000      33,414      1,528       38,942

Reverse merger:
   Exchange of shares                                                        (4,000,000) (4,000)      4,000
   Outstanding capitalization of ICBS at date of merger  2,000,000           15,207,195   1,521   1,077,248   (1,209,890)  (131,121)
   Conversion of preferred shares to common shares      (2,000,000)             200,000      20         (20)
   Issuance of shares on merger                                              17,909,507   1,790      (1,790)
   Capitalization of prior losses                                                                (1,112,852)   1,112,852
                                                        ---------  --------  ----------  ------  ----------   ----------   --------
   Balance, December 31, 2004                                                33,316,702  $3,331               $  (95,510)  $(92,179)
                                                        =========  ========  ==========  ======  ==========   ==========   ========


                 See accompanying notes to financial statements.

                     ICBS INTERNATIONAL CORP. AND SUBSIDIARY

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 2004


NOTE A    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          Nature of Business
          ------------------

          ICBS International Corp. and Subsidiary (the "Company"), a Florida corporation, is currently seeking merger candidates. Its only current subsidiary, Puritan Securities, Inc., is a broker-dealer registered with the Securities and Exchange Commission (SEC) and is a member of the National Association of Securities Dealers (NASD). Puritan Securities, Inc. is engaged in a single line of business as a securities broker-dealer which comprises several classes of services and venture capital businesses.

          Reverse Merger
          --------------

          On February 12, 2005, ICBS International Corp. entered into an agreement with Puritan Securities, Inc. and issued 17,909,507 shares of its common stock to acquire Puritan Securities, Inc. In connection with the merger, Puritan Securities, Inc. became a wholly owned subsidiary of ICBS International Corp. Prior to the merger, ICBS International Corp. was a non-operating "shell" corporation. Pursuant to Securities and Exchange Commission rules, the merger of a private operating company, Puritan Securities, Inc., into a non-operating public shell corporation, with nominal net assets, is considered a capital transaction. At the time of the merger, the officers and directors of ICBS International Corp. resigned and were replaced with the officers and directors of Puritan Securities, Inc. For financial statement presentation, the merger has been reflected in the financial statements as though it occurred on December 31, 2004. The historical financial statements prior to December 31, 2004 are those of Puritan Securities, Inc. Since the merger is a recapitalization and not a business combination, pro forma information is not presented.

          Going Concern
          -------------

          As shown in the accompanying financial statements, the Company has incurred net losses of $95,910, has a negative working capital, and a stockholders' deficit of $92,179 at December 31, 2004. Management's plans include the raising of capital through the equity markets to fund future operations, seeking additional acquisitions, and the generating of revenue through its business. Failure to raise adequate capital and generate adequate sales revenues could result in the Company having to curtail or cease operations. Additionally, even if the Company does raise sufficient capital to support its operating expenses and generate adequate revenues, there can be no assurances that the revenue will be sufficient to enable it to develop business to a level where it will generate profits and cash flows from operations. These matters raise substantial doubt about the Company's ability to continue as a going concern. However, the accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. These financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.

          Securities Transactions
          -----------------------

          Proprietary securities transactions in regular-way trades are recorded on the trade date, as if they had settled. Profit and loss arising from all securities and commodities transactions entered into for the account and risk of the Company are recorded on a trade date basis. Customers' securities and commodities transactions are reported on a settlement date basis with related commission income and expenses reported on a trade date basis.

                     ICBS INTERNATIONAL CORP. AND SUBSIDIARY

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 2004


NOTE A    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

          Securities Transactions(Continued)
          ----------------------------------

          Amounts receivable and payable for securities transactions that have not reached their contractual settlement date are recorded net on the statement of financial condition.

          Marketable  securities are valued at market value,  and securities not
          readily   marketable  are  valued  at  fair  value  as  determined  by management.

          Resale and Repurchase Agreements
          --------------------------------

          Transactions involving purchases of securities under agreements to resell (reverse repurchase agreements or reverse repos) or sales of securities under agreements to repurchase (repurchase agreements or repos) are accounted for as collateralized financings except where the Company does not have an agreement to sell (or purchase) the same or substantially the same securities before maturity at a fixed or determinable price. It is the policy of the Company to obtain possession of collateral with a market value equal to or in excess of the principal amount loaned under resale agreements. Collateral is valued daily, and the Company may require counterparties to deposit additional collateral or return collateral pledged when appropriate.

          Securities-Lending Activities
          -----------------------------

          Securities borrowed and securities loaned transactions are generally reported as collateralized financings except where letters of credit or other securities are used as collateral. Securities-borrowed transactions require the Company to deposit cash, letters of credit, or other collateral with the lender. With respect to securities loaned, the Company receives collateral in the form of cash or other collateral in an amount generally in excess of the market value of securities loaned. The Company monitors the market value of securities borrowed and loaned on a daily basis, with additional collateral obtained or refunded as necessary.

          Collateral
          ----------

          The Company continues to report assets it has pledged as collateral in secured borrowing and other arrangements when the secured party cannot sell or repledge the assets.

          Investment Banking
          ------------------

          Investment banking revenues include gains, losses and fees, net of expenses, arising from securities offerings in which the Company acts as an underwriter or agent. Investment banking revenues also include fees earned from providing merger-and-acquisition and financial restructuring advisory services. Investment banking management fees are recorded on offering date, sales concessions on settlement date, and underwriting fees at the time the underwriting is completed and the income is reasonably determinable.

                     ICBS INTERNATIONAL CORP. AND SUBSIDIARY

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 2004


NOTE A    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

          Commissions
          -----------

          Commissions and related clearing expenses are recorded on a trade-date basis as securities transactions occur.

          Investment Advisory Income
          --------------------------

          Investment advisory fees are received quarterly but are recognized as earned on a pro rata basis over the term of the contract.

          Income Taxes
          ------------

          Federal income taxes represent the amount of current tax or benefit. The amount of current and deferred taxes payable or refundable is recognized as of the date of the financial statements, utilizing currently enacted tax laws and rates. Deferred tax expenses or benefits are recognized in the financial statements for the changes in deferred tax liabilities or assets between years.

NOTE B    INCOME TAXES

          The current and deferred portions of the income tax expense (benefits) included in the Statement of Operations is determined in accordance with FASB Statement no. 109, Accounting for Income Taxes, are as follows:

                              Current          Deferred          Total
                              -------          --------          -----
             Federal          $  483             $(245)         $  238
             State               800                               800
                              ------             -----          ------

                              $1,283             $(245)         $1,038
                              ======             =====          ======

NOTE C    SUBSEQUENT EVENTS

          From February 2005 to the date of the report, the Company has issued convertible notes in the amount of $350,000. The notes are convertible at $0.25 per share.

          In April 2005, the Company issued 500,000 shares of its common stock to an officer in connection with the issuance of the convertible notes.

          In April 2005, the Company issued 55,000 shares of its common stock to settle outstanding accounts payable.

                     ICBS INTERNATIONAL CORP. AND SUBSIDIARY

                            SUPPLEMENTARY INFORMATION

                    PURSUANT TO RULE 17A-5 OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                             AS OF DECEMBER 31, 2004

The accompanying schedules are prepared in accordance with the requirements and general format of Focus Form X-17A-5.

                                   SCHEDULE I
                     ICBS INTERNATIONAL CORP. AND SUBSIDIARY

                           COMPUTATION OF NET CAPITAL
                             As of December 31, 2004


Total ownership equity from Statement of Financial Condition             $38,942
Deductions and/or charges                                                    384
                                                                         -------
     Net capital before haircuts on securities positions                  38,558

Haircut on securities
   Other securities (see computation below)                                5,925
Undue concentration (see computation below)                                2,550
                                                                         -------
                                                                           8,475

Net Capital                                                              $30,083
                                                                         =======

Haircut on securities
   Zenex International, Inc. 200,000 shares @$0.11 (15% haircut)           3,300
   Satellite Enterprises, Inc. 50,000 shares @0.35  (15% haircut)          2,625
                                                                         -------
     Total Other Securities                                              $ 5,925
                                                                         =======

Undue Concentration
   Concentrated position                                                 $17,500
   Less: 10% of net capital                                                  500
                                                                         -------
     Net Undue Concentration x 15%                                       $ 2,550
                                                                         =======


                 See accompanying notes to financial statements.

                                  SCHEDULE II
                     ICBS INTERNATIONAL CORP. AND SUBSIDIARY

                       COMPUTATION OF RESERVE REQUIREMENT
                             As of December 31, 2004


Minimum dollar net capital requirement of reporting broker              $ 5,000
Net capital requirement                                                   5,000
                                                                        -------
Excess net capital                                                       25,083
                                                                        -------
Excess net capital at 1000%                                             $29,938
                                                                        =======

                      COMPUTATION OF AGGREGATE INDEBTEDNESS

Total A.I. liabilities from Statement of Financial Condition            $ 1,452
                                                                        =======
Percentage of aggregate indebtedness to net capital                        5.00%
                                                                        =======

                 See accompanying notes to financial statements.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  April 27, 2005                                 ICBS International, Corp.
      -------------------                              -------------------------
                                                           (Registrant)


                                                       /s/  Jerry Gruenbaum
                                                       -------------------------
                                                       Jerry Gruenbaum
                                                       Chief Executive Officer
                                                       And Chairman of the Board


                                                       /s/  Nathan Lapkin
                                                       -------------------------
                                                       Nathan Lapkin
                                                       President and Director